UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl. Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2021, Genius Brands International, Inc. (the “Company”) through GBI Acquisition LLC, a New Jersey limited liability company, and 2811210 Ontario Inc., a company organized under the laws of the Province of Ontario, two wholly owned subsidiaries of the Company, closed its previously announced acquisition pursuant to a Purchase and Sale Agreement (the “Purchase Agreement”) with (i) Harold Aaron Chizick, (ii) Jennifer Mara Chizick, (iii) Wishing Thumbelina Inc. (“Wishing Thumbelina”), and (iv) Harold Aaron Chizick and Jennifer Mara Chizick, the trustees of The Chizsix (2019) Family Trust for and on behalf of Harold Aaron Chizick, Jennifer Mara Chizick and Jay Mark Sonshine, trustees of The Chizsix (2019) Family Trust, (the “Trustees”) (each a “Seller” and, collectively, “Sellers”), pursuant to which the Company acquired from the Sellers all of the issued and outstanding equity interests of ChizComm Ltd., a corporation organized in Canada (“ChizComm Canada”), and ChizComm USA Corp., a New Jersey corporation (“ChizComm USA” and, together with ChizComm Canada, “ChizComm”) (the “Acquisition”).

Total consideration paid by the Company in the transaction at closing consisted of $8.5 million in cash and 1,966,292 shares (the “Closing Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) with a value of approximately $3.5 million, both as subject to certain purchase price adjustments. Of the Closing Shares, 674,157 shares of Common Stock, with a value of approximately $1.2 million, were deposited into an escrow account to cover potential post-closing indemnification obligations of Sellers under the Purchase Agreement. Additionally, the Purchase Agreement also provides for the issuance of additional shares of Common Stock with an aggregate value of up to $8.0 million that may be issued to the Sellers if certain EBITDA and performance levels are achieved within a four-year period commencing on the date of the Purchase Agreement.

The parties to the Purchase Agreement made certain representations, warranties and covenants, agreed to certain indemnification terms as set forth in the Purchase Agreement, and agreed to enter into certain employment agreements in connection with the Acquisition.

Prior to the closing of the Acquisition, neither the Company nor any of its affiliates, or any director or officer of the Company or any of its affiliates, or any associate of any such director or officer, had any material relationship with the Sellers. The terms of the Purchase Agreement, including the purchase price, were determined by arm’s length negotiations between the Company and Sellers.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and hereby incorporated by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosure set forth under Item 1.01 above is hereby incorporated in this Item 2.01 by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 2, 2021, the Company issued a press release to announce the closing of the acquisition described above. A copy of the press release is attached to this report as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

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Forward-Looking Statements

Certain statements in this Current Report constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “would,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this Current Report. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; our ability to realize the anticipated benefits of the acquisition; the potential issuance of a significant number of shares to our warrant holders which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company’s subsequent filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1#	Purchase and Sale Agreement, dated February 1, 2021, by and among Genius Brands International, Inc., GBI Acquisition LLC, 2811210 Ontario Inc. and Harold Aaron Chizick, Jennifer Mara Chizick, Wishing Thumbelina Inc., and Harold Aaron Chizick and Jennifer Mara Chizick, trustees of The Chizsix (2019) Family Trust for and on behalf of Harold Aaron Chizick, Jennifer Mara Chizick and Jay Mark Sonshine, the trustees of The Chizsix (2019) Family Trust

99.1	Press Release of Genius Brands International, Inc. dated February 2, 2021, furnished pursuant to Item 7.01

___________________

#	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: February 2, 2021	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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